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                                                                   EXHIBIT 10.18

                  LICENSE ASSIGNMENT AND ASSUMPTION AGREEMENT


       This License Assignment and Assumption Agreement made as of the 4th day of September, 1997, by Borden/Meadow Gold Dairies, Inc., a Delaware corporation having a place of business at 1104 East Country Hills Drive, Ogden, Utah 84403 ("ASSIGNOR"), and Southern Foods Group, L.P., a Delaware limited partnership having a place of business at 3114 South Haskell, Dallas, Texas 75223 ("ASSIGNEE").

       WHEREAS, Assignor has entered into a License Agreement ("LICENSE AGREEMENT") dated effective May 3, 1996 between Assignor as Licensee and Creamery Hollow U.S.A., Inc., an Idaho corporation, as Licensor, for the exclusive license to make, use and/or sell certain Licensed Products as described therein; and

       WHEREAS, pursuant to that certain Stock Purchase and Merger Agreement dated as of May 22, 1997, by and among Mid-America Dairymen, Inc. ("MID-AM"), Borden/Meadow Gold Dairies Holdings, Inc. ("HOLDINGS"), BDH Two, Inc. and Borden, Inc. (the "AGREEMENT"), Mid-Am (a) has acquired all of the stock of Holdings, (b) has merged Holdings and its subsidiaries other than Assignor and Borden/Meadow Gold Dairies Investments, Inc. ("INVESTMENTS") into Mid-Am, and
(c) has contributed the assets of Holdings constituting the Meadow Gold Dairies and excluding the assets of Assignor and Investments to Assignee as a capital contribution by Mid-Am;

       WHEREAS, the License Agreement is an asset included in the Meadow Gold Dairies and is intended to be included in the assets of the Meadow Gold Dairies being contributed to Southern Foods.

       NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which is



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hereby acknowledged, and in order to consummate the transactions contemplated by the Agreement, Assignor and Assignee hereby agree as follows:

       1. Assignor hereby transfers, assigns, conveys and delivers to Assignee and its successors and assigns, all of Assignor's right, title, and interest as Licensee in, to and in respect of the License Agreement.

       2. In consideration of the foregoing assignment, Assignee, for itself and its successors and assigns, does hereby accept the assignment set forth herein and assume all the obligations of Assignor and its successors and assigns arising on or after the date hereof under the License Agreement.

       3. Assignor hereby further covenants that at any time and from time to time after the date hereof, upon the request of Assignee, Assignor shall promptly execute and deliver, or cause to be executed and delivered, to Assignee all such further assignments and other documents, in form and substance satisfactory to Assignee, as Assignee may reasonably request in order to carry out or evidence the terms of the Agreement and this instrument.

       4. This instrument is being delivered pursuant to the Agreement, shall be construed consistently therewith and shall not be deemed to modify, impair or affect any of the terms, covenants, conditions, indemnifications or other provisions contained in the Agreement.

       5. This License Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





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       IN WITNESS WHEREOF, the parties hereto have executed this License
Assignment and Assumption Agreement as of the day and year set forth above.


                                   ASSIGNOR:

                                   BORDEN/MEADOW GOLD DAIRIES, INC.


                                   By: /s/
                                       -----------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------



                                   ASSIGNEE:

                                   SOUTHERN FOODS GROUP, L.P.

                                   By: SFG Management Limited Liability
                                           Company, Its General Partner


                                   By: /s/ PETE SCHENKEL
                                       -----------------------------------------
                                           Name: Pete Schenkel
                                                 -------------------------------
                                           Title: President & CEO
                                                  ------------------------------





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